                                                                     Exhibit 3.4



                                                         State of Delaware
                                                         Secretary of State
                                                      Division of Corporations
                                                   Delivered 08:00 AM 10/20/2004
                                                     FILED 08:00 AM 10/20/2004
                                                   SRV 040756701 - 3448857 FILE



                            CERTIFICATE OF AMENDMENT
                       OF CERTIFICATE OF INCORPORATION OF
                        STATS FASTRAMP TEST SERVICES, INC

The undersigned, Tan Lay Koon, hereby certifies that:

     1. He is the duly elected and acting President of STATS FastRamp Test Services, Inc., a Delaware Corporation (the "CORPORATION")

     2. The date on which the Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware is October 23, 2001.

     3. Article I of the Certificate of Incorporation of the Corporation is amended to read as follows:


                                   "ARTICLE I

     The name of this corporation is STATS ChipPac Test Services, Inc. (the "Corporation")."

     4. The foregoing amendment of the Corporation's Certificate of Incorporation has been duly adopted by the Board of Directors of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware, and by the holders of each class of outstanding stock entitled to vote thereon by written consent given in accordance with Section 228 of the General Corporation Law of the State of Delaware. Notice of this action was sent to all stockholders entitled to vote thereon.

The undersigned further declares under penalty of perjury under the laws of the State of Delaware that the matters set forth in this Certificate are true and correct of his own knowledge.

DATED: 3 August, 2004
      ---------



/s/ Tan Lay Koon
-----------------------
Tan Lay Koon, President

     State of Delaware
     Secretary of State
  Division of Corporations
Delivered 09:00 AM 01/21/2004
 FILED 09:00 AM 01/21/2004
SRV 040043472 - 3448857 FILE



                            CERTIFICATE OF AMENDMENT
                       OF CERTIFICATE OF INCORPORATION OF
                           FASTRAMP TEST SERVICES, INC

The undersigned, Tan Lay Koon, hereby certifies that:

     1. He is the duly elected and acting President of FastRamp Test Services, Inc., a Delaware Corporation (the "CORPORATION")

     2. The date on which the Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware is October 23, 2001.

     3. Article I of the Certificate of Incorporation of the Corporation is amended to read as follows:


                                   "ARTICLE I

          The name of this corporation is STATS FastRamp Test Services, Inc. (the "Corporation")."

     4. The foregoing amendment of the Corporation's Certificate of Incorporation has been duly adopted by the Board of Directors of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware, and by the holders of each class of outstanding stock entitled to vote thereon by written consent given in accordance with Section 228 of the General Corporation Law of the State of Delaware. Notice of this action was sent to all stockholders entitled to vote thereon.

The undersigned further declares under penalty of perjury under the laws of the State of Delaware that the matters set forth in this Certificate are true and correct of his own knowledge.

DATED: January 1, 2004


                                                         /s/ Tan Lay Koon
                                                         -----------------------
                                                         Tan Lay Koon, President

                          CERTIFICATE OF INCORPORATION

                                       OF

                          FASTRAMP TEST SERVICES, INC.

                                    ARTICLE I

     The name of the corporation is FastRamp Test Services, Inc. (the "Corporation").

                                   ARTICLE II

     The address of the Corporation's registered office in the state of Delaware is 2109 Orange Street, Wilmington, Delaware 19801. The name of its registered agent at such address is Corporation Trust Company.

                                   ARTICLE III

     The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                                   ARTICLE IV

     The total number of shares of all classes of stock which the Corporation has authority to issue is Ten Thousand (10,000) shares of Common Stock, $0.0001 par value (the "Common Stock").

                                    ARTICLE V

     The name and mailing address of the incorporator is as follows:

                                  Drew Davies,
                    1450 McCandless Drive, Milpitas, CA 95035

                                   ARTICLE VI

     The corporation is to have perpetual existence.

                                   ARTICLE VII

     In furtherance and not in limitation of the powers conferred by statue, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation, but the stockholders may make additional By-laws and may alter or repeal any by-law whether adopted by them or otherwise.

                                  ARTICLE VIII

     The number of directors which constitute the whole Board of Directors of the Corporation shall be as specified in the Bylaws of the Corporation.

                                   ARTICLE IX

     Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept, subject to any provision contained in the statutes, outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

                                    ARTICLE X

     To the fullest extent permitted by the Delaware General Corporation Law as the same exists or as may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Neither any amendment nor repeal of this Article X, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article X in respect of any matter occurring, or any cause of action, suit or claim that, but for this
Article X, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

     To the extent that the laws of the State of California would purport to govern the ability of the Corporation under Delaware law to provide indemnification of (and advancement of expenses to) certain persons and to the extent that a court should uphold the application of California law in lieu of Delaware law to the issue of indemnification of (and advancement of expenses to) directors, officers, employees and other agents of the Corporation (and any other persons to which California law permits the Corporation to provide indemnification) then for the purposes of California law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) any such director, officer, employee or other agent or other person, through Bylaw provisions, agreements with any such director, officer, employee or other agent or other person, vote of stockholders or disinterested directors, or otherwise, to the fullest extent permitted by California law.

     Any repeal or modification of any of the foregoing provisions of this
Article X, by amendment of this Article X or by operation of law, shall not adversely affect any right or protection of a director, officer, employee or other agent or other person existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director, officer or agent occurring prior to such repeal or modification.

                                   ARTICLE XI

     The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by statue, and all rights conferred upon stockholders herein are granted subject to this reservation.

     I, THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying, under penalties or perjury, that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 23rd day of October, 2001.



                                                       /s/ Drew Davies
                                                       -------------------------
                                                       Drew Davies, Incorporator

                                     BYLAWS
                                     ------

                                       OF
                                       --

                          FASTRAMP TEST SERVICES, INC.
                          ----------------------------

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ARTICLE I - MEETINGS OF STOCKHOLDERS .......................................  1

        Section 1       Place of Meetings ..................................  1
        Section 2       Annual Meeting .....................................  1
        Section 3       Special Meetings ...................................  1
        Section 4       Notice of Meetings .................................  1
        Section 5       Voting List ........................................  1
        Section 6       Quorum .............................................  2
        Section 7       Adjournments .......................................  2
        Section 8       Action at Meetings .................................  2
        Section 9       Voting and Proxies .................................  2
        Section 10      Action Without Meeting .............................  3
        Section 11      Organization .......................................  3
        Section 12      Conduct of Business ................................  3

ARTICLE II - DIRECTORS .....................................................  3

        Section 1       Number, Election, Tenure and
                        Qualification ......................................  3
        Section 2       Vacancies ..........................................  4
        Section 3       Resignation and Removal ............................  4
        Section 4       General Powers .....................................  4
        Section 5       Chairman of the Board ..............................  4
        Section 6       Regular Meetings ...................................  4
        Section 7       Special Meetings ...................................  5
        Section 8       Quorum, Action at Meetings, Adjournment ............  5
        Section 9       Chairman of the Meeting ............................  5
        Section 10      Action by Consent ..................................  6
        Section 11      Telephonic Meetings ................................  6
        Section 12      Committees .........................................  6
        Section 13      Compensation .......................................  7

ARTICLE III - OFFICERS .....................................................  7

        Section 1       Enumeration ........................................  7
        Section 2       Election ...........................................  7
        Section 3       Tenure .............................................  7
        Section 4       President ..........................................  8

                               TABLE OF CONTENTS

                                  (continued)


                                                                            Page
                                                                            ----
        Section 5       Vice Presidents ....................................  8
        Section 6       Secretary ..........................................  8
        Section 7       Assistant Secretaries ..............................  8
        Section 8       Treasurer ..........................................  9
        Section 9       Assistant Treasurers ...............................  9

ARTICLE IV - NOTICES

        Section 1       Delivery ...........................................  9
        Section 2       Exceptions to Notice Requirement ................... 10
        Section 3       Waiver of Notice ................................... 10

ARTICLE V - CAPITAL STOCK .................................................. 10

        Section 1       Certificates of Stock .............................. 10
        Section 2       Lost, Stolen or Destroyed Certificates;
                        Issuance of New Certificates ....................... 11
        Section 3       Special Designation on Certificates ................ 11
        Section 4       Transfer of Stock .................................. 11
        Section 5       Stock Transfer Agreements .......................... 11
        Section 6       Record Date ........................................ 11
        Section 7       Registered Stockholders ............................ 12

ARTICLE VI - CERTAIN TRANSACTIONS .......................................... 12

        Section 1       Transactions with Interested Parties ............... 12
        Section 2       Quorum ............................................. 13

ARTICLE VII - INDEMNITY..................................................... 13

        Section 1       Third Party Actions ................................ 13
        Section 2       Actions by or in the Right of
                        Corporation ........................................ 13
        Section 3       Successful Defense ................................. 14

                               TABLE OF CONTENTS

                                  (continued)

        Section 4       Determination of Conduct ........................... 14
        Section 5       Payment of Expenses in Advance ..................... 14
        Section 6       Indemnity Not Exclusive ............................ 14
        Section 7       Insurance Indemnification .......................... 15
        Section 8       The Corporation .................................... 15
        Section 9       Employee Benefit Plans ............................. 15
        Section 10      Indemnity Fund ..................................... 15
        Section 11      Indemnification of Other Persons ................... 15
        Section 12      Savings Clause ..................................... 16
        Section 13      Continuation of Indemnification and
                        Advancement Expenses ............................... 16

ARTICLE VIII - RECORDS AND REPORTS ......................................... 16

        Section 1       Maintenance and Inspection of Records .............. 16
        Section 2       Inspection by Directors ............................ 16
        Section 3       Annual Statement to Stockholders ................... 17

ARTICLE IX - REGISTERED OFFICE AND AGENT ................................... 17

        Section 1       Registered Office .................................. 17
        Section 2       Registered Agent ................................... 17
        Section 3       Change of Location of Registered Office;
                        Change of Registered Agent ......................... 17

ARTICLE X - GENERAL PROVISIONS ............................................. 18

        Section 1       Execution of Corporate Contracts and
                        Instruments ........................................ 18
        Section 2       Dividends .......................................... 18
        Section 3       Reserves ........................................... 18
        Section 4       Checks ............................................. 18
        Section 5       Fiscal Year ........................................ 18
        Section 6       Seal ............................................... 18
        Section 7       Construction; Definitions .......................... 19

ARTICLE XI - AMENDMENTS .................................................... 19

                                     BYLAWS
                                       OF
                          FASTRAMP TEST SERVICES, INC.

                                    ARTICLE I

                            MEETINGS OF STOCKHOLDERS

          Section 1. Place of Meetings. All meetings of the stockholders shall be held at such place within or without the State of Delaware as may be designated from time to time by the board of directors or the chief executive officer, or if not so designated, at the principal executive office of the corporation.

          Section 2. Annual Meeting. Annual meetings of stockholders shall be held at such date and time as shall be designated from time to time by the board of directors.

          Section 3. Special Meetings. Special meetings of the stockholders, for any purpose or purposes, may, unless otherwise prescribed by statute or by the certificate of incorporation, be called by the board of directors, or by the vote of the holders of more than ten percent of the stock entitled to vote. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at any special meeting shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

          Section 4. Notice of Meetings. Except as otherwise provided by law, written notice of each meeting of stockholders, annual or special, stating the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given not less than ten nor more than sixty days before the date of the meeting, to each stockholder entitled to vote at such meeting.

          Section 5. Voting List. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city or town where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

          Section 6. Quorum. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present 'in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided by statute, the certificate of incorporation or these bylaws.

          Section 7. Adjournments. Any meeting of stockholders may be adjourned from time to time to any other time and to any other place at which a meeting of stockholders may be held under these bylaws, which time and place shall be announced at the meeting, by a majority of the stockholders present in person or represented by proxy at the meeting and entitled to vote, though less than a quorum, or, if no stockholder is present or represented by proxy, by any officer entitled to preside at or to act as secretary of such meeting, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the original meeting. If the time and place of the adjourned meeting is not announced at the meeting at which the adjournment is taken, if the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

          Section 8. Action at Meetings. When a quorum is present at any meeting, the vote of the holders of a majority of the stock present in person or represented by proxy and entitled to vote on the question shall decide any question brought before such meeting, unless the question is one upon which by express provision of law, the certificate of incorporation or these bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question. Shares of the corporation's stock that are held by the corporation or by another corporation (if the corporation holds, either directly or indirectly, a majority of the shares of such other corporation entitled to vote in an election of directors) shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of any corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

          Section 9. Voting and Proxies. Unless otherwise provided in the certificate of incorporation, each stockholder shall at every meeting of the stockholders be entitled to one vote for each share of capital stock having voting power held of record by such stockholder. Each stockholder entitled to vote at a meeting of stockholders, or to express consent or dissent to corporate action in writing without a meeting, may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic or facsimile transmission or otherwise) by the stockholder or the stockholder's attorney-in-fact. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of
Section 212(c) of the General Corporation Law of Delaware.

          Section 10. Action Without Meeting. Any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

          Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. If the action which is consented to is such as would have required the filing of a certificate under any section of the General Corporation Law of Delaware if such action had been voted on by stockholders at a meeting thereof, then the certificate filed under such section shall state, in lieu of any statement required by such section concerning any vote of stockholders, that written notice and written consent have been given as provided in Section 228 of the General Corporation Law of Delaware.

          Section 11. Organization. Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in his absence by the Vice Chairman of the Board, or in his absence by the President, or in his absence by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

          Section 12. Conduct of Business. The chairman of any meeting of stockholders shall determine the order of business and the procedures at the meeting, including such matters as the regulation of the manner of voting and the conduct of business.


                                   ARTICLE II

                                    DIRECTORS

          Section 1. Number, Election, Tenure and Qualification. The authorized number of directors shall be three (3). Such number of authorized directors (and any subsequent number) may be changed from time to time by resolutions of the board of directors. The directors shall be elected at the annual meeting or at any special meeting of the stockholders, and each director elected shall hold office until his successor is elected and qualified, unless sooner displaced. Directors need not be stockholders. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director's term of office.

          Section 2. Vacancies. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by statute. In the event of a vacancy in the board of directors, the remaining directors, except as otherwise provided by law or these bylaws, may exercise the powers of the full board until the vacancy is filled.

          Section 3. Resignation and Removal. Any director may resign at any time upon written notice to the corporation at its principal place of business or to the chief executive officer or the secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event. The acceptance of the resignation shall not be necessary to make it effective. Unless otherwise specified by law or the certificate of incorporation, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

          Section 4. General Powers. The business and affairs of the corporation shall be managed by its board of directors, which may exercise all powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these bylaws directed or required to be exercised or done by the stockholders.

          Section 5. Chairman of the Board. If the board of directors appoints a chairman of the board of directors, he shall, when present, preside at all meetings of the stockholders and the board of directors. He shall perform such duties and possess such powers as are customarily vested in the office of the chairman of the board or as may be vested in him by the board of directors.

          Section 6. Regular Meetings. Regular meetings of the board of directors may be held without notice at such time and at such place, either within or without the State of Delaware as shall from time to time be determined by the board; provided that any director who is absent when such a determination is made shall be given prompt notice of such determination. A regular meeting of the board of directors may be held without notice immediately after and at the same place as the annual meeting of stockholders.

          Section 7. Special Meetings. Special meetings of the board of directors may be held at any time or place within or without the State of Delaware whenever called by the chairman of the board of directors or the president or, if both the chairman of the board of directors and the president are absent or are unable to act, by any vice president or any two directors or, if the chairman of the board of directors and the president refuse to act, by any two directors. Notice of the time and place of special meetings shall be given by personal delivery or by telephone to each director, or by deposit in first-class mail or telegram or facsimile transmission, charges prepaid, addressed to him at his address as it appears upon the records of the corporation or, if it is not so shown on the records and is not readily ascertainable, at the place which the meetings of the directors are regularly held. In case such notice is mailed, it shall be deposited in the United States mail at least four (4) days prior to the time of the holding of the meeting. In case such notice is delivered personally, by telephone, by telegraph or by facsimile transmission, it shall be delivered personally, delivered to a common carrier for transmission to the director, or actually transmitted by the person giving the notice by electronic means to the director at least twenty-four (24) hours prior to the time of the holding of the meeting. Any notice given personally or by telephone may be communicated to either the director or to a person at the office of the director whom the person giving the notice has reason to believe will promptly communicate it to the director. Such deposit in the mail, delivery to a common carrier, transmission by electronic means or delivery, personally or by telephone, as above provided, shall be due, legal and personal notice to such directors. The notice need not specify the place of the meeting if the meeting is to be held at the principal executive office of the corporation, and need not specify the purpose of the meeting. Notice of any regular or special meeting of the board of directors may be waived as provided in Article IV, Section 3, of these by-laws.

          Section 8. Quorum, Action at Meeting, Adjournments. At all meetings of the board, a majority of directors then in office, but in no event less than one third of the whole board, shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by law or by the certificate of incorporation. For purposes of this section, the term "whole board" shall mean the number of directors last fixed by the. stockholders or directors, as the case may be, in accordance with law and these bylaws; provided, however, that if less than all the number so fixed of directors were elected, the "whole board" shall mean the greatest number of directors so elected to hold office at any one time pursuant to such authorization. If a quorum shall not be present at any meeting of the board of directors, a majority of the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

          Section 9. Chairman of the Meeting. Meetings of the board of directors shall be presided over by the chairman of the board. If there is not a chairman of the board, or if the chairman is absent, meetings of the board of directors shall be presided over by a chairman chosen at the meeting. The secretary shall record the proceedings of the meeting. If there is not a secretary, or if the secretary is absent, the chairman of the meeting may appoint any other person to record the proceedings of the meeting.

          Section 10. Action by Consent. Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting, if all members of the board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the board or committee.

          Section 11. Telephonic Meetings. Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the board of directors or of any committee thereof may participate in a meeting of the board of directors or of any committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

          Section 12. Committees. The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the certificate of incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the bylaws of the corporation; and, unless the resolution designating such committee or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the board of directors. Each committee shall keep regular minutes of its meetings and make such reports to the board of directors as the board of directors may request. Except as the board of directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by the directors or in such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these bylaws for the conduct of its business by the board of directors.

          Section 13. Compensation. Unless otherwise restricted by the certificate of incorporation or these bylaws, the board of directors shall have the authority to fix from time to time the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and the performance of their responsibilities as directors and may be paid a fixed sum for attendance at each meeting of the board of directors and/or a stated salary as director. No such payment shall preclude any director from serving the corporation or its parent or subsidiary corporations in any other capacity and receiving compensation therefor. The board of directors may also allow compensation for members of special or standing committees for service on such committees


                                   ARTICLE III

                                    OFFICERS

          Section 1. Enumeration. The officers of the corporation shall be chosen by the board of directors and shall include a president and a secretary and such other officers with such titles, terms of office and duties as the board of directors may from time to time determine, including a chairman of the board, one or more vice-presidents, a treasurer and one or more assistant secretaries and assistant treasurers. If authorized by resolution of the board of directors, the chief executive officer may be empowered to appoint from time to time assistant secretaries and assistant treasurers. Any number of offices may be held by the same person, unless the certificate of incorporation or these bylaws otherwise provide.

          Section 2. Election. The board of directors at its first meeting after each annual meeting of stockholders shall choose a president and a secretary. Other officers may be appointed by the board of directors at such meeting, at any other meeting, or by written consent.

          Section 3. Tenure. The officers of the corporation shall hold office until their successors are chosen and qualify, unless a different term is specified in the vote choosing or appointing him, or until his earlier death, resignation or removal.

          Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board of Directors at any regular or special meeting of the board or, except in the case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors

          Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

          Section 4. President. The president shall be the chief operating officer of the corporation. He shall also be the chief executive officer unless the board of directors otherwise provides. The president shall, in the absence of the chairman of the board of directors and, unless the board of directors provides otherwise in a specific instance or generally, preside at all meetings of the stockholders and the board of directors, have general and active management of the business of the corporation and see that all orders and resolutions of the board of directors are carried into effect.

          Section 5. Vice-Presidents. In the absence of the president or in the event of his inability or refusal to act, the vice-president, or if there be more than one vice-president, the vice-presidents in the order designated by the board of directors or the chief executive officer (or in the absence of any designation, then in the order determined by their tenure in office) shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. The vice-presidents shall perform such other duties and have such other powers as the board of directors or the chief executive officer may from time to time prescribe.

          Section 6. Secretary. The secretary shall have such powers and perform such duties as are incident to the office of secretary. He shall maintain a stock ledger and prepare lists of stockholders and their addresses as required and shall be the custodian of corporate records. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the board of directors, and shall perform such other duties as may be from time to time prescribed by the board of directors or chief executive officer, under whose supervision he shall be. He shall have custody of the corporate seal of the corporation and he, or an assistant secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such assistant secretary. The board of directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his signature.

          Section 7. Assistant Secretaries. The assistant secretary, or if there be more than one, the assistant secretaries in the order determined by the board of directors, the chief executive officer or the secretary (or if there be no such determination, then in the order determined by their tenure in office), shall, in the absence of the secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors, the chief executive officer or the secretary may from time to time prescribe. In the absence of the secretary or any assistant secretary at any meeting of stockholders or directors, the person presiding at the meeting shall designate a temporary or acting secretary to keep a record of the meeting.

          Section 8. Treasurer. The treasurer shall perform such duties and shall have such powers as may be assigned to him by the board of directors or the chief executive officer. In addition, the treasurer shall perform such duties and have such powers as are incident to the office of treasurer. The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors. He shall disburse the funds of the corporation as may be ordered by the board of directors, taking proper vouchers for such disbursements, and shall render to the chief executive officer and the board of directors, when the chief executive officer or board of directors so requires, an account of all his transactions as treasurer and of the financial condition of the corporation.

          Section 9. Assistant Treasurers. The assistant treasurer, or if there shall be more than one, the assistant treasurers in the order determined by the board of directors, the chief executive officer or the treasurer (or if there be no such determination, then in the order determined by their tenure in office), shall, in the absence of the treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the board of directors, the chief executive officer or the treasurer may from time to time prescribe.


                                   ARTICLE IV

                                     NOTICES

          Section 1. Delivery. Whenever, under the provisions of law, or of the certificate of incorporation or these bylaws, written notice is required to be given to any director or stockholder, such notice may be given by mail, addressed to such director or stockholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Unless written notice by mail is required by law, written notice may also be given by telegram, cable, telecopy, commercial delivery service, telex or similar means, addressed to such director or stockholder at his address as it appears on the records of the corporation, in which case such notice shall be deemed to be given when delivered into the control of the persons charged with effecting such transmission, the transmission charge to be paid by the corporation or the person sending such notice and not by the addressee. Oral notice or other in-hand delivery (in person or by telephone) shall be deemed given at the time it is actually given.

          Section 2. Exceptions to Notice Requirement. Whenever notice is required to be given under any provision of law, the certificate of incorporation or these by-laws to any stockholder to whom (1) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to such person during the period between such two consecutive annual meetings, or (2) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities during a twelve-month period, have been mailed addressed to such person at his address as shown on the records of the corporation and have been returned undeliverable, the giving of such notice to such person shall not be required. Any action or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any such person shall deliver to the corporation a written notice setting forth his then current address, the requirement that notice be given to such person shall be reinstated. In the event that the action taken by the corporation is such as to require the filing of a certificate, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to this subsection.

          Section 3. Waiver of Notice. Whenever any notice is required to be given under the provisions of law or of the certificate of incorporation or of these bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Attendance of a person at a meeting of stockholders, directors, or members of a committee of the board of directors shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice unless so required by the certificate of incorporation.


                                    ARTICLE V

                                  CAPITAL STOCK

          Section 1. Certificates of Stock. Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of the corporation by, the chairman or vice-chairman of the board of directors, or the president or a vice-president and the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation, certifying the number of shares owned by him in the corporation. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue. Certificates may be issued for partly paid shares and in such case upon the face or back of the certificates issued to represent any such partly paid shares, the total amount of the consideration to be paid therefor, and the amount paid thereon shall be specified.

          Section 2. Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

          Section 3. Special Designation on Certificates. If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in
Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

          Section 4. Transfer of Stock. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares, duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, and proper evidence of compliance with other conditions to rightful transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

          Section 5. Stock Transfer Agreements. The corporation shall have power to enter into and perform any agreement with any number of stockholders or any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the General Corporation Law of Delaware.

          Section 6. Record Date. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty days nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action to which such record date relates. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting. If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day before the day on which notice is given, or, if notice is waived, at the close of business on the day before the day on which the meeting is held. The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the board of directors is necessary, shall be the day on which the first written consent is expressed. The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating to such purpose.

          Section 7. Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.


                                   ARTICLE VI

                              CERTAIN TRANSACTIONS

          Section 1. Transactions with Interested Parties. No contract or transaction between the corporation and one or more of its directors or officers, or between the corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board or committee thereof which authorizes the contract or transaction or solely because his or their votes are counted for such purpose, if:

          (a) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

          (b) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

          (c) The contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee thereof, or the stockholders.

          Section 2. Quorum. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee which authorizes the contract or transaction.


                                   ARTICLE VII

                                    INDEMNITY

          Section 1. Third Party Actions. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (collectively, "Agent") against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

          Section 2. Actions by or in the Right of Corporation. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was an Agent of the corporation or serving at the request of the corporation against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

          Section 3. Successful Defense. To the extent that an Agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 or 2 of this Article VII, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

          Section 4. Determination of Conduct. Any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 1 or 2 of this Article VII. Such determination shall be made (1) by the Board of Directors (or by an executive committee thereof) by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders. Notwithstanding the foregoing, a director or officer of the corporation shall be able to contest any determination that the director or officer has not met the applicable standard of conduct, set forth in Section 1 or 2 of this Article VII, by petitioning a court of appropriate jurisdiction.

          Section 5. Payment of Expenses in Advance. Expenses incurred in defending or settling a civil or criminal action, suit or proceeding by an individual who may be entitled to indemnification pursuant to Sections 1 or 2 of this Article VII shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article VII.

          Section 6. Indemnity Not Exclusive. The indemnification and advancement of expenses provided by, or granted pursuant to, the other subparagraphs of this Article VII shall not be deemed exclusive of, and shall be subject to, any other rights to which those seeking indemnification or advancement of expenses may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

          Section 7. Insurance Indemnification. The corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was an Agent of the corporation, or is or was serving at the request of the corporation as an Agent against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article VII.

          Section 8. The Corporation. For purposes of this Article VII, references to "the corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors and officers, so that any person who is or was a director or officer of such constituent corporation, or is or was serving at the request of such constituent corporation as an Agent, shall stand in the same position under the provisions of this Article VII with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

          Section 9. Employee Benefit Plans. For purposes of this Article VII, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Article VII.

          Section 10. Indemnity Fund. Upon resolution passed by the board, the corporation may establish a trust or other designated account, grant a security interest or use other means (including, without limitation, a letter of credit), to ensure the payment of any or all of its obligations arising under this Article and/or agreements which may be entered into between the corporation and its officers and directors from time to time.

          Section 11. Indemnification of Other Persons. The provisions of this
Article VII shall not be deemed to preclude the indemnification of any person who is not an Agent, but whom the corporation has the power or obligation to indemnify under the provisions of the General Corporation Law of the State of Delaware or otherwise. The corporation may, in its sole discretion, indemnify an employee, trustee or other agent as permitted by the General Corporation Law of the State of Delaware. The corporation shall indemnify an employee, trustee or other agent where required by law.

          Section 12. Savings Clause. If this Article or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each Agent against expense (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit, proceeding or investigation, whether civil, criminal or administrative, and whether internal or external, including a grand jury proceeding and an action or suit brought by or in the right of the corporation, to the full extent permitted by any applicable portion of this Article that shall not have been invalidated, or by any other applicable law.

          Section 13. Continuation of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 13 of this Article VII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.


                                  ARTICLE VIII

                               RECORDS AND REPORTS

          Section 1. Maintenance and Inspection of Records. The corporation shall, either at its principal executive office or at such place or places as designated by the Board of directors, keep a record of its shareholders listing their names and addresses and the number and class of shares held by each shareholder, a copy of these Bylaws as amended to date, accounting books, and other records.

          Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such persons' interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business.

          Section 2. Inspection by Directors. Any director shall have the right to examine the corporation's stock ledger, a list of its stockholders, and its other books and records for a purpose reasonably related to his position as a director. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought. The Court may summarily order the corporation to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom. The Court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.

          Section 3. Annual Statement to Stockholders. The Board of Directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.


                                   ARTICLE IX

                           REGISTERED OFFICE AND AGENT

          Section 1. Registered Office. The corporation shall have and maintain in the State of Delaware a registered office which may, but need not be, the same as its place of business. Whenever the term "corporation's principal office or place of business in this State" or "principal office or place of business of the corporation in this State," or other term of like import, is or has been used in the corporation's certificate of incorporation or in any other document, or in any statute, it shall be deemed to mean and refer to, unless the context indicates otherwise, the corporation's registered office required by this section; and it shall not be necessary for the corporation to amend its certificate of incorporation or any other document to comply with this section.

          Section 2. Registered Agent. The corporation shall have and maintain in the State of Delaware a registered agent, which agent may be either an individual resident in the State of Delaware whose business office is identical with the corporation's registered office, or a domestic corporation (which may be itself), or a foreign corporation authorized to transact business in the State of Delaware, having a business office identical with such registered office. Whenever the term "resident agent" or "resident agent in charge of a corporation's principal office or place of business in this State," or other term of like import which refers to a corporation's agent required by statute to be located in the State of Delaware, is or has been used in the corporation's certificate of incorporation, or in any other document, or in any statute, it shall be deemed to mean and refer to, unless the context indicates otherwise, the corporation's registered agent required by this section; and it shall not be necessary for the corporation to amend its certificate of incorporation or any other document to comply with this section.

          Section 3. Change of Location of Registered Office; Change of Registered Agent. The corporation may, by resolution of the board of directors, change the location of its registered office in the State of Delaware to any other place in the State of

Delaware. By like resolution, the registered agent of the corporation may be changed to any other person or corporation including itself. In either such case, the resolution shall be as detailed in its statement as is required by section 102(a)(2) of the General Corporation Law of the State of Delaware (the "General Corporation Law"). Upon the adoption of such a resolution, a certificate certifying the change shall be executed, acknowledged, and filed in accordance with section 103 of the General Corporation Law; and a certified copy shall be recorded in the office of the recorder for the county in which the new office is located; and, if such new office is located in a county other than that in which the former office was located, a certified copy of such certificate shall also be recorded in the office of the recorder for the county in which such former office was located.


                                    ARTICLE X

                               GENERAL PROVISIONS

          Section 1. Execution of Corporate Contracts and Instruments. The Board of Directors, except as otherwise provided in these Bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

          Section 2. Dividends. Dividends upon the capital stock of the corporation, if any, may be declared by the board of directors at any regular or special meeting or by written consent, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation.

          Section 3. Reserves. The directors may set apart out of any funds of the corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.

          Section 4. Checks. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

          Section 5. Fiscal Year. The fiscal year of the corporation shall be fixed by resolution of the board of directors.

          Section 6. Seal. The board of directors may, by resolution, adopt a corporate seal. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the word "Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced. The seal may be altered from time to time by the board of directors.

          Section 7. Construction; Definitions. Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Delaware General Corporation Law shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.


                                   ARTICLE XI

                                   AMENDMENTS

          These bylaws may be altered, amended or repealed or new bylaws may be adopted by the stockholders or by the board of directors, when such power is conferred upon the board of directors by the certificate of incorporation, at any regular meeting of the stockholders or of the board of directors or at any special meeting of the stockholders or of the board of directors; provided, however, that in the case of a regular or special meeting of stockholders, notice of such alteration, amendment, repeal or adoption of new bylaws be contained in the notice of such meeting.

                            CERTIFICATE OF SECRETARY
                            ------------------------

          I, the undersigned, hereby certify:

          1. That I am the duly elected, acting and qualified Secretary of FastRamp Test Services, Inc., a Delaware corporation; and

          2. That the foregoing Bylaws, comprising 19 pages, constitute the By-laws of such corporation as duly adopted by action of the sole incorporator of the corporation duly taken as of October 23, 2001, as approved by action of the board of directors of the corporation duly taken on October 24, 2001.

          Dated: October 24, 2001



                                                          /s/ Drew Davies
                                                          ----------------------
                                                          Drew Davies, Secretary